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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HCC Insurance Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HCC INSURANCE HOLDINGS, INC.

13403 Northwest Freeway
Houston, Texas 77040-6094

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 13, 2004 at 8:30 A.M.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of HCC Insurance Holdings, Inc. (“HCC” or the “Company”) will be held on Thursday, May 13, 2004 at 8:30 a.m. Houston time, at the Omni Houston Hotel, Four Riverway, Houston, Texas, 77056 for the following purposes:

1. To elect ten Directors for a one-year term, each to serve until the Annual Meeting of Shareholders in 2005 and until his successor is duly elected and qualified.

2. To vote on a proposal to adopt the Company’s 2004 Flexible Incentive Plan (the “Plan”) which will authorize the possible issuance of 5,000,000 shares of Common Stock to the recipients of grants under such Plan.

3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed the close of business on April 5, 2004, as the record date for determining those Shareholders who are entitled to notice of, and to vote at, the Meeting. A list of such Shareholders will be open to examination by any Shareholder at the Meeting and for a period of ten days prior to the date of the Meeting during ordinary business hours at 13403 Northwest Freeway, Houston, Texas. A copy of the Annual Report of the Company for the fiscal year ended December 31, 2003, is enclosed.

By Order of the Board of Directors,

/s/ CHRISTOPHER L. MARTIN

CHRISTOPHER L. MARTIN,
Secretary

Houston, Texas

April 15, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE OR, IF YOU PREFER, SUBMIT YOUR PROXY BY TELEPHONE OR USING THE INTERNET, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
STOCK OWNERSHIP OF CERTAIN PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL I -- ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL II -- PROPOSAL TO APPROVE THE ADOPTION OF THE 2004 FLEXIBLE INCENTIVE PLAN
PERFORMANCE GRAPH
OTHER BUSINESS
INCORPORATION BY REFERENCE
SHAREHOLDER PROPOSALS

HCC INSURANCE HOLDINGS, INC.

13403 Northwest Freeway
Houston, Texas 77040-6094

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

      This Proxy Statement is first being mailed on or about April 15, 2004 to Shareholders of HCC Insurance Holdings, Inc. (“HCC” or the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 13, 2004, at 8:30 a.m. Houston time, at the Omni Houston Hotel, Four Riverway, Houston, Texas, 77056, or any postponement or adjournment thereof (the “Meeting”). A Shareholder giving a proxy has the power to revoke the proxy at any time before it is exercised. Such right of revocation is not limited by or subject to compliance with any formal procedure.

      The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company’s Common Stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by mail, personal interview, telephone and facsimile by officers and other management employees of the Company, who will receive no additional compensation for their services. It is contemplated that additional solicitation of proxies will be made in the same manner under the engagement and direction of Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New York, NY 10004 at an anticipated cost of $7,000 plus reimbursement of out-of-pocket expenses.

      Only Shareholders of record on April 5, 2004 (the “Record Date”) will be entitled to vote at the Meeting, and each share will have one vote. At the close of business on the Record Date, there were 64,471,175 shares of the Company’s Common Stock outstanding and entitled to vote at the Meeting.

      A majority of the outstanding shares of the Company’s Common Stock, represented in person or by proxy will constitute a quorum at the Meeting. The election of Directors will be determined by a plurality of the votes cast if a quorum is present. The adoption of the Plan must be approved by a majority of the shares present and voting at the Meeting. The Board of Directors does not anticipate calling for a vote on any matter other than those described herein.

      Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. A proxy submitted by a Shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such Shareholder with respect to a particular matter. This may occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “Non-Voted Shares”) will be treated as shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered Non-Voted Shares. The election of Directors requires a plurality of the shares. Thus, abstentions and Non-Voted Shares will not affect the outcome of the election of Directors. The adoption of the Plan requires a majority of all votes cast. Thus, abstentions will have the same effect as a vote against such matter, but Non-Voted Shares will not affect the determination of whether such matter is approved.

STOCK OWNERSHIP OF CERTAIN PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (b) each Executive Officer of the Company named in the Summary Compensation Table, (c) each Director, Advisory Director and (d) all Directors, Advisory Directors and such Executive Officers of the Company as a group.

	Amount and Nature
	of Beneficial		Percent of Common
Name	Ownership(1)(2)		Stock Outstanding

Ariel Capital Management, Inc.	8,236,182	(3)	12.77%
307 North Michigan Avenue
Chicago, Illinois 60601
FMR Corp.	3,702,933	(4)	5.74%
82 Devonshire Street
Boston, Massachusetts 02109
Stephen L. Way	3,229,804		4.98%
13403 Northwest Freeway
Houston, Texas 77040-6094
Frank J. Bramanti	189,050	(5)	*
Edward H. Ellis, Jr.	126,000		*
Allan W. Fulkerson	117,717	(6)	*
J. Robert Dickerson	88,000		*
Walter J. Lack	85,000		*
James R. Crane	80,000		*
Michael J. Schell	80,000		*
Patrick B. Collins	57,500		*
James C. Flagg, Ph.D.	57,500		*
Marvin P. Bush	52,500	(7)	*
Christopher L. Martin	52,000		*
Craig J. Kelbel	50,000		*
Michael A. F. Roberts	35,000		*
All Directors, Advisory Directors and Executive Officers as a group (14 persons)	4,300,071		6.55%

*	Less than 1%.

(1)	Directors, Advisory Directors and Executive Officers have sole voting and investment powers of the shares shown unless otherwise indicated.

(2)	Includes shares which Directors, Advisory Directors and Executive Officers have the right to acquire upon the exercise of options within 60 days from the Record Date, including the following: Stephen L. Way — 400,000 shares; Edward H. Ellis, Jr. — 125,000 shares; Michael J. Schell — 80,000 shares; Allan W. Fulkerson — 70,000 shares; J. Robert Dickerson — 62,500 shares; James R. Crane — 60,000 shares; James C. Flagg, Ph.D. — 57,500 shares; Patrick B. Collins — 52,500 shares; Christopher L. Martin — 51,000 shares; Marvin P. Bush — 50,000 shares; Craig J. Kelbel — 50,000 shares; Frank J. Bramanti — 37,500 shares; Walter J. Lack — 37,500 shares; Michael A. F. Roberts — 35,000 shares; and all Directors, Advisory Directors and Executive Officers as a group — 1,168,500 shares.

(3)	The foregoing share information was obtained from a Schedule 13G/A filed on February 13, 2004 with the Securities and Exchange Commission (the “SEC”).

(4)	The foregoing share information was obtained from a Schedule 13G/A filed on February 17, 2004 with the SEC.

(5)	Includes 750 shares owned of record by Mr. Bramanti’s wife in trust for their children and 2,250 shares owned of record by their children. Mr. Bramanti disclaims beneficial ownership of such shares.

(6)	Includes 5,000 shares owned of record in Mr. Fulkerson’s IRA.

(7)	Includes 2,500 shares owned of record by Winston Holdings, LLC, a limited liability company in which Mr. Bush has an ownership interest. Mr. Bush disclaims beneficial ownership of such shares, except to the extent of his actual pecuniary interest therein.

PROPOSAL I — ELECTION OF DIRECTORS

      Each Director elected at the Meeting will continue to serve for a one-year term only and until his successor is duly elected and qualified at the next annual meeting of Shareholders in 2005 or until his earlier death, resignation or removal. Each of the nominees is currently a Director of the Company. The Board of Directors has determined that each of Messrs. Collins, Crane, Dickerson, Flagg, Fulkerson, Lack and Roberts are “independent” directors, as that term is defined by the New York Stock Exchange (“NYSE”) and the SEC. Such Directors are collectively referenced herein as the “Independent Directors.” The Independent Directors and Mr. Bramanti are collectively referenced herein as the “Non-management Directors.”

      The Company’s management notes that each of the proposed nominees are standing for re-election to the Board of Directors and that each has served the Company’s and its Shareholders’ interests well during his tenure as a Director. The Company’s management believes that the Company and its Shareholders benefit from the wide variety of industry and professional experience which characterize the Non-management Director members of its Board of Directors.

      The following table presents information concerning persons nominated for election as Directors of the Company, including current membership on committees of the Board of Directors, principal occupation or affiliations during the last five years and certain directorships held. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed form of Proxy will vote in accordance with their best judgment for a substitute nominee.

Information Regarding Nominees for Directors

			Served
			as
			Director
Name	Principal Occupation During the Past Five Years	Age	Since

Stephen L. Way	Mr. Way founded HCC in 1974 and has served as a Director, Chairman of the Board of Directors and Chief Executive Officer of HCC since its organization. He served as President of HCC from its founding until 1996 and since 2002. Mr. Way is a member of the Investment and Finance Committee and is also a Director and Officer of various of the Company’s subsidiaries.	55	1974

Frank J. Bramanti	Mr. Bramanti is a Director and until his retirement in December, 2001, was an Executive Vice President of HCC. From 1980 until his retirement, he served in various capacities, including Director, Secretary, Chief Financial Officer and from June, 1997 to November, 1997, interim President. Mr. Bramanti is a member of HCC’s Investment and Finance Committee and is a Certified Public Accountant.	47	1980

			Served
			as
			Director
Name	Principal Occupation During the Past Five Years	Age	Since

Patrick B. Collins	Mr. Collins is a Certified Public Accountant and a retired partner of the international accounting firm of PricewaterhouseCoopers LLP, a position he held from 1967 through 1991. Mr. Collins has served as an HCC Director since 1993 and is a member of the Audit Committee.	75	1993

James R. Crane	Mr. Crane is the Chairman of the Board of Directors and Chief Executive Officer of EGL Inc. (Nasdaq symbol: EAGL), the company he founded in 1984. Mr. Crane has served as an HCC Director since 1999 and is a member of the Compensation Committee and the Nominating and Corporate Governance Committee.	50	1999

J. Robert Dickerson	Mr. Dickerson is an attorney and has served as an HCC Director since 1981. Mr. Dickerson is the Chairman of the Audit Committee.	62	1981

Edward H. Ellis, Jr.	Mr. Ellis is a Director, Executive Vice President and the Chief Financial Officer of HCC. Mr. Ellis is a Certified Public Accountant with over 34 years of public accounting experience. Prior to joining HCC in October, 1997, Mr. Ellis served as a partner specializing in the insurance industry with the international accounting firm of PricewaterhouseCoopers from November, 1988 to September, 1997. Mr. Ellis has served as a Director since 2001. Mr. Ellis is a member of the Investment and Finance Committee and is also a Director and Officer of various of the Company’s subsidiaries.	61	2001

James C. Flagg, Ph.D.	Dr. Flagg is a Certified Public Accountant and an Associate Professor in the Department of Accounting, Lowery Mays College and Graduate School of Business at Texas A&M University, where he has served since 1988. Dr. Flagg holds a Bachelor of Science and a Master of Science in Economics and an M.B.A. and a Ph.D. in Accounting. Dr. Flagg has served as an HCC Director since 2001 and is a member of the Audit Committee. Dr. Flagg is a Director of EGL Inc. (Nasdaq symbol: EAGL).	52	2001

Allan W. Fulkerson	Mr. Fulkerson is the President and a Director of Century Capital Management, Inc., a registered investment advisor which specializes in the financial services industry. In addition, since 1976, he has served as Chairman and Trustee of Century Shares Trust, a mutual fund established in 1928 which invests primarily in financial institutions. Mr. Fulkerson has served as an HCC Director since 1997 and is the Chairman of the Investment and Finance Committee. Mr. Fulkerson is a Director of Montpelier Re Holdings Ltd. (NYSE symbol: MRH).	70	1997

			Served
			as
			Director
Name	Principal Occupation During the Past Five Years	Age	Since

Walter J. Lack	Mr. Lack is an attorney and a Shareholder in the law firm of Engstrom, Lipscomb & Lack, A Professional Corporation, in Los Angeles, California. Mr. Lack has served as an HCC Director since 1981 and is also the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Lack is the designated “Lead Independent Director” of the Board of Directors. Mr. Lack is a Director of Microvision, Inc. (Nasdaq symbol: MVIS), Spectrum Laboratories, Inc. (OTC symbol: SPTM.OB) and SuperGen Inc. (Nasdaq symbol: SUPG).	56	1981

Michael A. F. Roberts	Mr. Roberts is a retired Managing Director of Smith Barney and the former head of its Insurance Investment Banking Group, a position he held since 1987. Prior to his retirement in 2002, Mr. Roberts served in a number of capacities at Smith Barney since joining the firm in 1969. Mr. Roberts has served as an HCC Director since 2002 and is a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Roberts is a Director of Triad Guaranty, Inc. (Nasdaq symbol: TGIC).	63	2002

The Board of Directors recommends that Shareholders vote “FOR” each of the proposed nominees. Your Proxy will be so voted unless you specify otherwise.

Information Regarding Advisory Directors and Executive Officers Who Are Not Nominees for Director:

			Served
			the
			Company
Name	Principal Occupation During the Past Five Years	Age	Since

Marvin P. Bush	Mr. Bush is the President of Winston Capital Management, LLC, a registered investment adviser which specializes in hedge fund investments, and the founder and a Managing Director of Winston Partners, L.P. Mr. Bush served as an HCC Director from 1999 until 2002, when he became an Advisory Director. Mr. Bush is an advisory member of the Investment and Finance Committee. Mr. Bush is also a member of the Board of Trustees for the George H. W. Bush Presidential Library.	47	1999

Craig J. Kelbel	Mr. Kelbel is an Executive Vice President and oversees the operations of the Company’s underwriting agency and intermediary subsidiaries. Prior to joining HCC in 1999, Mr. Kelbel was the President of U.S. Benefits Corporation and a Vice President of its parent, the Centris Group, Inc., which was acquired by HCC in 1999. Mr. Kelbel has over 25 years of experience in the insurance industry. Mr. Kelbel is also a Director and Officer of various of the Company’s subsidiaries.	49	1999

			Served
			the
			Company
Name	Principal Occupation During the Past Five Years	Age	Since

Christopher L. Martin	Mr. Martin is an Executive Vice President and the General Counsel and Secretary of HCC. Prior to joining HCC in 1997, Mr. Martin was an attorney with the law firm of Winstead Sechrest & Minick, P.C. Mr. Martin is also a Director and Officer of various of the Company’s subsidiaries.	37	1997

Michael J. Schell	Mr. Schell is an Executive Vice President and the President and Chief Executive Officer of Houston Casualty Company and oversees the operations of the Company’s insurance company subsidiaries. Prior to joining HCC in June, 2002, Mr. Schell was with the St. Paul companies for over 25 years, most recently as President and Chief Operating Officer of St. Paul Re. Mr. Schell is also a Director and Officer of various of the Company’s subsidiaries.	53	2002

Executive Sessions of the Board of Directors

      Independent Directors meet regularly in executive sessions prior to each regularly scheduled meeting of the Board of Directors. Walter J. Lack, as the designated “Lead Independent Director,” serves as the presiding Director at each such executive session.

Communications with Directors

      The Company’s Board of Directors has adopted corporate governance guidelines that provide that the Company’s Shareholders and other interested parties may communicate with one or more of the Company’s Directors by mail in care of: Christopher L. Martin, Secretary, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.

Code of Business Conduct and Ethics

      We have adopted a Code of Business Conduct and Ethics that is applicable to all Company Directors, Officers and other employees. The Code is posted under the Corporate Governance portion of the Investor Relations section on the Company’s website at www.hcch.com. and is available to any Shareholder upon request. We have also adopted a Code of Ethics Statement by the Chief Executive Officer and Senior Financial Officers, which is filed as an exhibit to our 2003 Annual Report on Form 10-K. If there are any changes or waivers of the Code of Business Conduct and Ethics which applies to the Chief Executive Officer and Senior Financial Officers, we will disclose it on our website in the same location.

Meetings and Committees of the Board of Directors

      During 2003, the Board of Directors met four times in-person, held two teleconference meetings and acted by written consent on various other occasions. Each Director attended, or participated via teleconference, in 75% or more of the meetings of the Board of Directors or the meetings of any committee on which he served. The Board of Directors has standing Audit, Compensation, Investment and Finance, and Nominating and Corporate Governance Committees. Copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters as well as our Corporate Governance Guidelines are available under the Corporate Governance portion of the Investor Relations section of our website at www.hcch.com.

Audit Committee

      The Audit Committee consists of three Independent Directors. The members of the Audit Committee during 2003 and currently are Patrick B. Collins, J. Robert Dickerson (Chairman) and James C. Flagg. The Audit Committee held five meetings in 2003. The Audit Committee’s primary purpose is to assist the Board of Directors oversight of (a) the integrity of the Company’s financial statements and disclosures; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications and independence; and (d) the performance of the Company’s internal audit function and independent auditors. The Audit Committee has the sole authority to appoint and terminate the Company’s independent auditors. The Company’s Board of Directors has determined that Messrs. Collins and Flagg of the Audit Committee are “audit committee financial experts” as described in Item 401(h) of the SEC’s Regulation S-K. In addition, the Board of Directors has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the NYSE. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). See “Report of the Audit Committee” below.

Compensation Committee

      The Board of Directors has a Compensation Committee which consists of three Independent Directors. The members of the Compensation Committee during 2003 and currently are James R. Crane, Walter J. Lack (Chairman) and Michael A. F. Roberts. Mr. Lack has been the Chairman of the Compensation Committee since September, 1999. The Compensation Committee held three meetings during 2003. The Compensation Committee has the responsibility for assuring that the senior executives of the Company are compensated in a manner consistent with the compensation philosophy and strategy of the Board and in compliance with the requirements of the regulatory bodies that oversee the Company’s operations. Generally, the Committee is charged with reviewing and approving the Company’s compensation philosophy and its executive compensation programs, plans and awards. The Committee also administers the Company’s flexible incentive plans and other stock-based plans and reviews and approves general employee benefit plans on an as-needed basis. The Company’s Board of Directors has determined that each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listings standards of the NYSE. See “Report of the Compensation Committee” below.

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. No Executive Officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of Directors) of another corporation, one of whose executive officers served on the Compensation Committee or as a Director of the Company. No Executive Officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee.

Investment and Finance Committee

      The members of the Investment and Finance Committee during 2003 and currently are Stephen L. Way, Frank J. Bramanti, Marvin P. Bush (Advisory), Edward H. Ellis, Jr., Allan W. Fulkerson (Chairman) and Michael A. F. Roberts. The Investment and Finance Committee held four meetings in 2003. The Investment and Finance Committee is charged with establishing investment policies for the Company and its subsidiaries and directing the investment of the funds of the Company and its subsidiaries in accordance with those policies. In this regard, the Investment and Finance Committee oversees the investment management activities of General Re-New England Asset Management, Inc., a subsidiary of Berkshire Hathaway, Inc. (NYSE symbol: BRK), the Company’s third-party investment manager.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee consists of three Independent Directors. The current members of the Nominating and Corporate Governance Committee are James R. Crane, Walter J. Lack (Chairman) and Michael A. F. Roberts. The Nominating and Corporate Governance Committee is charged with identifying and making recommendations to the Board of Directors of individuals suitable to become members of the Board of Directors and in overseeing the administration of the Company’s various policies related to corporate governance matters. The Nominating and Corporate Governance Committee met one time in 2003.

Nominating and Corporate Governance Committee Director Nominations

      The Nominating and Corporate Governance Committee has established criteria for the selection and recommendation of candidates to become nominees submitted by the Board of Directors for election to the Board of Directors by the Company’s Shareholders. The Committee selects each recommended nominee based on the nominee’s experience, independence and availability. As set forth in the Company’s Corporate Governance Guidelines, the following criteria are considered in selecting candidates for the Board of Directors: a high degree of personal and professional ethics, integrity and values, an independent mind and mature judgment. In addition, candidates are to be involved only in activities or interests that would not create a conflict with potential directorial responsibilities to the Company and its Shareholders.

      When soliciting candidates for Director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent Directors, management and Shareholders. While the Committee has authority under its charter to retain a search firm for this purpose, no such firm was utilized in 2003. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend that candidate to the full Board of Directors.

Shareholder Nominations

      The Charter of the Nominating and Corporate Governance Committee provides that the Nominating and Corporate Governance Committee will consider proposals for nominees for Director from Shareholders. Shareholder nomination for Director should be made in writing to Mr. Christopher L. Martin, Secretary, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094. In order to nominate a Director at an Annual Meeting of Shareholders, the Company requires that a Shareholder follow the procedures set forth herein. In order to recommend a nominee for a Director position, a Shareholder must be a Shareholder of record at the time he, she or it gives notice of recommendation and must be entitled to vote for the election of Directors at the meeting at which such nominee will be considered. Shareholder recommendations must be made pursuant to written notice delivered to the Secretary at the principal executive offices of the Company (i) in the case of a nomination for election at an annual meeting, not less than 60 days prior to the first anniversary of the date of the Company’s notice of annual meeting for the preceding year’s annual meeting; and (ii) in the case of a special meeting at which Directors are to be elected, not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at the special meeting. In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting, the Shareholder notice described above will be deemed timely if it is received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

      The Shareholder notice must set forth the following:

As to each person the Shareholder proposes to nominate for election as a Director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a Director if elected; and

As to the nominating Shareholder and the beneficial owner, if any, on whose behalf the nomination is made, such Shareholder’s and beneficial owner’s, name and address as they appear on the Company’s books, the class and number of shares of the Company’s common stock which are owned beneficially and of record by such Shareholder and such beneficial owner, and an affirmative statement of whether either such Shareholder or such beneficial owner intends to deliver a proxy statement and form of proxy to a sufficient number of Shareholders to elect such nominee or nominees.

In addition to complying with the foregoing procedures, any Shareholder nominating a Director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Compensation of Directors

      Directors who are Executive Officers of the Company are not compensated for services rendered as a member of the Board of Directors or any committee of the Board of Directors. During 2003, the Non-management Directors received cash compensation for Board of Directors and Committee meetings in accordance with the following table:

	In-person	Teleconference
	Meeting	Meeting

Board of Directors	$5,000	$1,000
Audit Committee
Chair	$3,000	$1,500
Member	$2,000	$1,000
Compensation Committee
Chair	$2,500	$1,250
Member	$1,500	$750
Investment and Finance Committee
Chair	$2,000	$1,000
Member	$1,000	$500
Nominating and Corporate Governance
Chair	$2,500	$1,250
Member	$1,500	$750

      The Company also reimburses its Directors for travel, lodging and related expenses incurred in attending Board or committee meetings. During January, 2003, with the exception of Messrs. Roberts and Bush, each Non-management Director serving at that time received an option to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $24.92 per share under the Company’s 2001 Flexible Incentive Plan. In January, 2003, Mr. Roberts received an option to purchase 35,000 shares of the Company’s Common Stock under that plan at an exercise price of $24.92 per share. In January, 2003, Mr. Bush received an option to purchase 15,000 shares of the Company’s Common Stock under that plan at an exercise price of $24.92 per share.

Certain Relationships and Related Transactions

      During 1997, the Company committed to make a $5.0 million investment as a limited partner in Century Capital Partners II, Ltd. (the “Partnership”), an investment partnership which specializes in investing in small and start-up financial services companies. Mr. Fulkerson, a Director of the Company, is a managing member of CCP Capital II, LLC, the Partnership’s general partner and a Director of Century Capital Management, LLC, the investment advisor to the Partnership. At December 31, 2003, $4.9 million had been invested under this commitment. In addition, in January, 2002, the Company invested $5.0 million as a preferred shareholder in CenCo Investment LLC, an entity in which the Partnership holds all of the common shares and for which Mr. Fulkerson previously served as a Director.

      In June, 1994, the Company entered into an arrangement with an entity owned by the Chairman, Mr. Way, pursuant to which the Company leases equipment for providing transportation services to employees, Directors and clients of the Company. The Company, however, provides its own employees to operate the equipment and pays all related operating expenses. During 2003, the Company paid $1.2 million in lease payments to this entity.

      In the opinion of management, the terms of each of the above arrangements are fair and reasonable and as favorable to the Company as could have been obtained from an unrelated party.

      The Company has entered into employment agreements with each of Messrs. Way, Ellis, Kelbel, Martin and Schell. A summary of the principal terms of such employment agreements is included under the caption “Employment Agreements” below.

      There are no family relationships among the Executive Officers and Directors, and there are no arrangements or understandings between any Non-management Director or any other person pursuant to which that Non-management Director was selected as a Director. The Company has agreed under the employment agreement with Mr. Way to use its best efforts to ensure that Mr. Way is named as a Director and Executive Chairman of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act, requires the Company’s Directors and Executive Officers and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership with the SEC. Such Officers, Directors and Shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s Directors and Executive Officers, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table provides certain information concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and the other four most highly compensated Executive Officers serving at December 31, 2003 (the “Named Executive Officers”).

Summary Compensation Table

					Long Term
					Compensation

					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Options (#)	Compensation ($)

Stephen L. Way(1)	2003	800,000	1,000,000	583,597	—	3,495,582
Chairman of the Board of	2002	800,000	1,250,000	631,411	500,000	488,813
Directors, Chief Executive Officer	2001	800,000	—	334,879	—	82,900
and President
Edward H. Ellis, Jr.(2)	2003	350,000	250,000	—	25,000	16,522
Executive Vice President and	2002	325,000	75,000	—	125,000	14,629
Chief Financial Officer	2001	275,025	50,000	—	—	13,787
Craig J. Kelbel(3)	2003	450,000	110,000	—	—	12,928
Executive Vice President	2002	425,000	50,000	—	100,000	13,080
	2001	325,000	200,000	—	—	12,716
Christopher L. Martin(4)	2003	220,000	75,000	—	35,000	11,462
Executive Vice President,	2002	195,000	30,000	—	50,000	11,367
General Counsel and Secretary	2001	170,000	15,000	—	—	11,315
Michael J. Schell(5)	2003	464,583	110,000	—	—	16,064
Executive Vice President,	2002	265,500	—	92,710	200,000	2,876
President and Chief Executive	2001	—	—	—	—	—
Officer of Houston Casualty Company

(1)	Other annual compensation includes for 2003, 2002 and 2001, respectively, $409,426, $422,102, and $200,000, for utilization of Company employees. All other compensation for 2003, 2002 and 2001, respectively, includes $85,382, $78,613 and $74,140 for life and disability premiums and $10,200, $10,200 and $10,200 for contributions by the Company under the Company’s 401(k) plan. All other compensation for 2003 and 2002, respectively, includes $3,400,000 and $400,000 accrued under Mr. Way’s deferred compensation plans. In addition, in 2003, 2002 and 2001, respectively, $187,296, $154,962,and $160,518 of interest accrued on Mr. Way’s previously deferred compensation.

(2)	All other compensation for 2003, 2002 and 2001, respectively, includes life and disability premiums of $6,322, $4,429 and $3,587 and contributions of $10,200, $10,200 and $10,200 by the Company under the Company’s 401(k) plan.

(3)	All other compensation for 2003, 2002 and 2001, respectively, includes life and disability premiums of $2,728, $2,880 and $2,880 and contributions of $10,200, $10,200 and $10,200 by the Company under the Company’s 401(k) plan.

(4)	All other compensation for 2003, 2002, 2001, respectively, includes life and disability premiums of $1,262, $1,167 and $1,128 and contributions of $10,200, $10,187 and $9,450 by the Company under the Company’s 401(k) plan.

(5)	Information for 2002 includes all compensation paid to Mr. Schell from June 3, 2002, the date of his employment by the Company. Other annual compensation for 2002 includes $90,710 for moving expenses. All other compensation for 2003 and 2002, respectively, includes life and disability premiums of $5,864 and $2,876 and for 2003 includes a contribution of $10,200 under the Company’s 401(k) plan.

Stock Options

      The following table provides details regarding stock options granted to the Named Executive Officers during 2003. In addition, in accordance with SEC rules there are shown the hypothetical gains or “option spreads” that would exist for the respective options. The gains are based on assumed rates of annual compounded growth in stock price of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the option is exercised. The 5% and 10% assumed rates of growth are for illustrative purposes only. They are not intended to predict future stock prices, which will depend on market conditions and other factors such as the Company’s performance.

Options/ SAR Grants in Last Fiscal Year

	Individual Grants

					Potential Realizable Value
					at Assumed Annual
					Rates of Share Price
		Percent of Total			Appreciation for
	Number of	Options Granted to			Option Term(1)
	Securities Underlying	Employees in	Exercise or Base	Expiration
Name	Options Granted	Fiscal Year	Price Per Share	Date	5%	10%

Stephen L. Way	—	—	—	—	—	—
Edward H. Ellis, Jr.	25,000	9.11%	$24.92	01/03/09	$211,880	$480,683
Craig J. Kelbel	—	—	—	—	—	—
Christopher L. Martin	35,000	12.75%	$24.92	01/03/11	$416,437	$997,438
Michael J. Schell	—	—	—	—	—	—

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. These amounts represent certain assumed rates of appreciation only, based on SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders’ continued employment through the vesting period. The amount reflected in this table may not necessarily be achieved. Amounts shown under the “Potential Realizable Value” columns have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options.

Stock Option Exercises and Holdings

      The following table shows stock options exercised by the Named Executive Officers during 2003, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of the end of 2003. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock option and the year-end price of the Company’s Common Stock.

Aggregated Option/ SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/ SAR Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options/SARS at
	Shares		Options at Fiscal Year-End		Fiscal Year-End(1)
	Acquired on
Name	Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen L. Way	243,700	$4,334,877	400,000	100,000	$4,564,000	$1,141,000
Edward H. Ellis, Jr.	10,000	$116,558	100,000	125,000	$944,487	$928,200
Craig J. Kelbel	25,000	$453,078	25,000	75,000	$165,000	$495,000
Christopher L. Martin	11,666	$211,063	41,000	79,000	$357,750	$693,150
Michael J. Schell	—	—	40,000	160,000	$433,600	$1,734,400

(1)	The values were determined on the basis of the closing stock price of $31.80 at fiscal year-end December 31, 2003, and equal the aggregate amount by which the market value of the option shares exceeds the exercise price of such options.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available for
			Future Issuance Under
	Number of Securities to be	Weighted Average	Equity Compensation
	Issued upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,346,045	$22.55	611,483
Equity compensation plans not approved by security holders(1)(2)	40,000	$18.03	—

TOTAL	5,386,045	$22.51	611,483

(1)	On December 16, 1999, the Board of Directors of the Company approved the issuance of an aggregate of 65,000 stock options to the then serving members of the Board of Directors. Such options were exercisable upon issuance and were granted on January 5, 2000 at a per share exercise price of $12.0625 (the closing price of HCC’s common stock on the NYSE on January 5, 2000), and expire on January 5, 2005. 20,000 of such options remained outstanding at fiscal year-end December 31, 2003.

(2)	On March 29, 2001, the Compensation Committee of the Board of Directors approved the issuance of 20,000 options to James C. Flagg, a member of the Board of Directors. Such options vested over a period of three years and have an exercise price of $24.00 (the closing price of HCC’s Common Stock on the NYSE on March 29, 2001). The options expire on March 29, 2007.

Employment Agreements

      The Company has entered into employment agreements with the Chief Executive Officer and each of the other Named Executive Officers which set forth the general terms and conditions of each Executive’s employment by the Company. Each of the Executives has the right to voluntarily terminate his employment at any time. The following summarizes the terms of each of these Agreements:

Stephen L. Way

      Pursuant to the terms of the Employment Agreement effective as of January 1, 2003, Mr. Way has agreed to serve as Executive Chairman of the Board and Chief Executive Officer of the Company. The initial term of the agreement is through December 31, 2007; however, that term is automatically extended each year in the absence of notice of termination. Under the agreement, Mr. Way will receive an annual base salary of $800,000 and annual deferred compensation of $400,000. The amount of any bonus to be paid to Mr. Way is determined in the discretion of the Compensation Committee. Mr. Way is also entitled to certain other perquisites, including the use of Company automobiles, certain club memberships, extended medical coverage, utilization of Company employees, and reimbursement for estate planning expenses. The agreement further provides that upon its termination, Mr. Way will serve the Company as a consultant for a period of five years and receive $450,000 per year. In the event Mr. Way’s employment is terminated as a result of his death or disability, he or his legal representative will be entitled to receive the compensation he would have otherwise been entitled to receive throughout the remaining term of the agreement. In addition, any unvested stock options will immediately vest. Mr. Way will be entitled to receive all of the sums and benefits otherwise due to him under the agreement in the event his employment is terminated other than by the Company for Cause or by Mr. Way unless for Good Reason after a Change of Control. The Company will also reimburse Mr. Way if there are any payments made to him which are subject to any excise taxes. If the agreement is terminated, Mr. Way has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees. In addition, effective January 1, 2003, the Company established the HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for Stephen L. Way, pursuant to which contributions may be made to an interest-bearing account established by the Company for the benefit of

Mr. Way. The timing and amount of any such contributions are recommended by the Compensation Committee and approved by the Board of Directors. Contributed amounts accrued under the plan are payable to Mr. Way or his beneficiaries upon his retirement or termination of employment, disability or death under the terms of the plan. In December, 2003, $3,000,000 was accrued to such account under the terms of the plan.

Edward H. Ellis, Jr.

      Pursuant to the terms of the Employment Agreement effective as of January 1, 2002, Mr. Ellis acts as Executive Vice President and Chief Financial Officer of the Company. Mr. Ellis’s employment agreement expires on December 31, 2006. Mr. Ellis received a salary of $350,000 in 2003, increasing by $25,000 for each year thereafter during the term of the agreement. In the event Mr. Ellis’s employment is terminated as a result of his death or disability, his options will vest and remain exercisable for a three month period and he or his estate will receive his contracted for compensation through the date of his death or, if disabled for a one year period; thereafter, he will receive an amount equal to the after-tax amount of his compensation prior to the disability, throughout the remaining term. Mr. Ellis will be entitled to receive all of the sums otherwise due to him under the agreement in the event his employment is terminated other than by the Company for Cause or by Mr. Ellis unless for Good Reason after a Change of Control. If the agreement is terminated, Mr. Ellis has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Craig J. Kelbel

      Pursuant to the terms of the Employment Agreement effective as of January 10, 2002, Mr. Kelbel acts as an Executive Vice President of the Company and oversees the Company’s underwriting agency and intermediary subsidiaries. Mr. Kelbel’s employment agreement expires on December 31, 2005. Mr. Kelbel received a salary of $450,000 in 2003, increasing by $25,000 for each year thereafter during the term of the agreement. Mr. Kelbel is entitled to an agreed annual bonus of $10,000 for each subsidiary designated in the agreement which meets budgeted earnings and an additional $50,000 if the aggregate earning of such designated subsidiaries exceed budgeted earnings. Mr. Kelbel is also entitled to certain perquisites, including a car allowance and a club membership. The agreement further provides that, upon its termination, Mr. Kelbel will serve the Company as a consultant for a period of time equal to the number of years Mr. Kelbel was employed by the Company after 2002 and receive $50,000 per year as a consulting fee. If a consultant, Mr. Kelbel will be required to perform certain minimum hours of consulting services. The Company’s obligation to pay Mr. Kelbel’s consulting fee will not terminate upon his death or disability. Mr. Kelbel’s rights upon termination, death or disability are similar to those provided to Mr. Ellis. If the agreement is terminated, Mr. Kelbel has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Christopher L. Martin

      Pursuant to the terms of the Employment Agreement effective as of January 1, 2003, Mr. Martin acts as an Executive Vice President, General Counsel and Secretary of the Company. Mr. Martin’s employment agreement expires on December 31, 2005. Mr. Martin received a salary of $220,000 in 2003 and will receive a salary of $240,000 for 2004 and $265,000 for 2005. Mr. Martin is also entitled to certain perquisites, including a car allowance and a club membership. Mr. Martin’s rights upon termination, death or disability are similar to those provided to Mr. Ellis. If the agreement is terminated, Mr. Martin has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

Michael J. Schell

      Pursuant to the terms of the Employment Agreement effective as of June 3, 2002, Mr. Schell acts as Executive Vice President of the Company and oversees the Company’s insurance company subsidiaries. He is also President and Chief Executive Officer of Houston Casualty Company. Mr. Schell’s employment agreement expires on December 31, 2007. Mr. Schell received a salary of $475,000 in 2003, increasing

$25,000 each year thereafter during the term of the agreement. He also receives an agreed annual bonus of $12,500 for each subsidiary designated in the agreement that exceeds its approved budget and an additional $50,000 if all designated subsidiaries exceed their approved budgets. Mr. Schell is also entitled to certain perquisites, including a car allowance, certain club memberships, and life insurance. Mr. Schell’s rights upon termination, death or disability are similar to those provided to Mr. Ellis. If the agreement is terminated, Mr. Schell has agreed to certain provisions relating to non-competition, confidentiality and non-solicitation of customers and employees.

REPORT OF THE COMPENSATION COMMITTEE

      During 2003, the Compensation Committee (the “Committee”) consisted of James R. Crane, Walter J. Lack (Chairman) and Michael A. F. Roberts.

      All decisions by the Committee relating to the compensation of the Company’s Executive Officers are reviewed by the full Board of Directors. The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include creating and then preserving strong financial performance, increasing the assets of the Company, positioning the Company’s assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing Shareholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates.

      The Committee’s executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified executive officers. The forms of executive compensation utilized during 2003 by the Committee include base salary, cash bonus awards, deferred compensation awards and stock options. Performance of the Company is a key consideration for the Committee in considering executive officer compensation matters. The Company’s compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long-term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company’s compensation policy also gives consideration to the Company’s achievement of business objectives when determining executive officer compensation.

      The Committee has, with the approval of the full Board of Directors, determined that the interests of the Company and its Shareholders are best served by the Company’s entering into multi-year employment agreements with certain executive officers, including the Chief Executive Officer and the Named Executive Officers. A summary of the principal terms of such employment agreements is included under the caption “Employment Agreements” above. The Committee believes that such multi-year employment arrangements benefit the Company and its Shareholders by permitting the Company to attract and retain executive officers with demonstrated leadership abilities and to secure the services of such executive officers at agreed upon terms over an extended period of time. The compensation payable to the subject executive officers pursuant to the employment agreements is consistent with the compensation policies of the Company as established by the Committee.

      Compensation paid to Executive Officers is based upon a company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Stock option awards have historically been used to reward executive officers and to retain them through the potential of capital gains and equity buildup in the Company. In 2003, the number of stock options granted, whether in conjunction with a written employment agreement or otherwise, was determined by the subjective evaluation by the Committee of the executive’s ability to influence the Company’s long-term growth and profitability. The Board of Directors believes the award of equity-based incentives such as stock options represents an effective incentive to create value for the Shareholders.

      In 2003, the Committee reviewed base salary and annual bonus recommendations made by the Chief Executive Officer based upon his assessment of the performance of individual executive officers and his assessment of each executive officer’s past performance and expectation as to future contributions. The Chief Executive Officer and other executive officers also made recommendations to the Committee concerning the grant of stock options to other officers.

      Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), generally disallows a tax deduction to public companies for compensation over $1.0 million paid to the corporation’s Chief Executive Officer and the four other most highly compensated executive officers.

      Section 162(m) further provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure grants under future stock option plans in a manner that complies with this statute. The Company does not currently intend to structure the discretionary annual bonus for Executive Officers to comply with Section 162(m). Such bonuses do not meet Section 162(m)’s requirement that they be “payable solely on account of the attainment of one or more performance goals.” Therefore, the Committee believes the annual discretionary bonuses, as currently structured, better serve the interests of the Company’s Shareholders by allowing broader discretion in recognizing an Executive Officer’s contribution and performance.

      In connection with the compensation of the Company’s Executive Officers, the Committee is aware of Section 162(m) of the Code as it relates to deductibility of qualifying compensation paid to Executive Officers. The Committee believes that compensation to be paid in 2003 may exceed the deductibility limitations on non-excluded compensation to certain of the Company’s Executive Officers.

Chief Executive Officer Compensation

      As referenced above, the Company has entered into an employment agreement with Mr. Way upon terms approved by the Committee, pursuant to which Mr. Way would serve as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company. A summary of the principal terms of Mr. Way’s employment agreement is included under the caption “Employment Agreements” above. In addition, during 2003, the Committee approved the HCC Insurance Holdings, Inc. Nonqualified Deferred Compensation Plan for Stephen L. Way, pursuant to which the Committee recommends to the Board of Directors contributions to an interest-bearing account established by the Company. The Committee believes the Chief Executive Officer’s compensation for 2003 and as contemplated by the employment agreement and the deferred compensation plan is warranted by the Company’s continuing performance and the substantial growth and diversification of the Company’s operations experienced by the Company under his leadership. In this regard, the Committee notes that 2003 represented a record year for the Company’s financial performance. The Company’s underwriting experience continues to be exceptional and during the period 1999 through 2002, the Company had an average statutory combined ratio of 103.9% versus the less favorable 110.3% (source: A.M. Best Company, Inc.) recorded by the U.S. property and casualty insurance industry overall. During the period 1999 through 2003, the Company’s gross written premium increased from $568.3 million to $1.7 billion, an increase of 206%, while net written premium increased 519% from $139.9 million to $865.5 million. During this period, Company revenues increased from $338.1 million to $942.0 million, an increase of 179%. Additionally, during the same period, the Company’s Shareholders’ equity increased from $458.4 million to $1.0 billion, a 128% increase, and the Company’s assets increased from $2.7 billion to $4.9 billion, an 81% increase. In addition, during 2003 and early 2004, the Company completed the acquisition of a marine insurance underwriting agency operation and a California-based surety insurance company, which were intended to provide a further diversification of the Company’s business and to present opportunities for future growth.

Submitted by the Compensation Committee:

Walter J. Lack, Chairman
James R. Crane
Michael A. F. Roberts

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is composed of three Independent Directors and acts under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Attachment “A”. During 2003, the Audit Committee consisted of Patrick B. Collins, J. Robert Dickerson (Chairman) and James C. Flagg. The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee has the sole responsibility for the appointment and retention of the Company’s independent auditors and the approval of all audit and engagement fees. The Audit Committee meets periodically with management, the internal auditors and the independent auditors regarding accounting policies and procedures, audit results and internal accounting controls. The internal auditors and the independent auditors have free access to the Audit Committee, without management’s presence to discuss the scope and results of their audit work. The Company’s management is primarily responsible for Company’s financial statements and the quality and integrity of the reporting process, including the systems of internal controls. The independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing those financial statements and for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States.

      In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003, with the Company’s management and representatives of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has received from PricewaterhouseCoopers the written disclosure required by Standard No. 1. The Audit Committee has considered the compatibility of non-audit services, primarily tax consulting and merger and acquisition activities.

      PricewaterhouseCoopers audited the accounts of the Company and its subsidiaries for the fiscal year ended December 31, 2003 and has served as the Company’s auditors since 1987. Representatives of PricewaterhouseCoopers are expected to be present at the Meeting, will have opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      In reliance on its review of the audited financial statements and the discussion referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

Submitted by the Audit Committee:

J. Robert Dickerson, Chairman
Patrick B. Collins
James C. Flagg, Ph.D.

Audit Fees

      During the years ended December 31, 2003 and 2002, the aggregate fees billed by PricewaterhouseCoopers for the audit of the Company’s financial statements for such year and statutory financial statements of its insurance company subsidiaries, actuarial review and for the reviews of the Company’s interim financial statements were $1,483,762 and $1,061,013, respectively.

Audit-Related Fees

      The aggregate fees billed for each of the fiscal years ended December 31, 2003 and December 31, 2002 for assurance and related services rendered by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reportable as Audit Fees were $69,017 and $145,446, respectively. Audit-related fees in 2003 and 2002 were primarily for the Company’s benefit plan audits and acquisition due diligence.

Tax Fees

      The aggregate fees billed for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2003 and December 31, 2002 were $333,580 and $329,408, respectively. Tax fees in 2003 and 2002 include professional services for preparation of federal income tax returns and tax planning related to the Company’s employees in both the United States and certain other countries and the preparation of federal tax returns for certain subsidiaries of the Company.

All Other Fees

      The aggregate fees billed for services rendered by PricewaterhouseCoopers not reportable as Audit Fees, Audit-Related Fees or Tax Fees for each of the fiscal years ended December 31, 2003 and December 31, 2002 were $0 and $32,408, respectively. All other fees in 2002 primarily relate to consultation services.

      The services provided by PricewaterhouseCoopers described above were approved by the Audit Committee. The Audit Committee has determined the rendering of the above-mentioned non-audit services by PricewaterhouseCoopers was compatible with maintaining the auditor’s independence.

Audit Committee Pre-Approval Policies and Procedures

      The Audit Committee’s policy provides that the Company’s independent auditor may provide only those services pre-approved by the Audit Committee or its designated subcommittee. The Committee is required to pre-approve all auditing services and non-audit services that are provided to the Company. If the Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service will be deemed to have been pre-approved.

      Committee pre-approval is not required under the policies of the Audit Committee for non-audit services provided by the independent auditor, if the aggregate amount of all such non-audit services provided to the Company constitutes not more than the 5% of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

      The Committee may delegate to one or more members of the Committee the authority to grant pre-approval of non-audit services. However, the decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

PROPOSAL II — PROPOSAL TO APPROVE THE ADOPTION OF THE

2004 FLEXIBLE INCENTIVE PLAN

      The adoption of the Company’s 2004 Flexible Incentive Plan (the “Plan”) has been unanimously recommended by the Compensation Committee and unanimously approved by the Company’s Board of Directors and recommended to be submitted to the Company’s Shareholders for approval at the Meeting. The description of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Attachment “B”, which contains the complete text of the Plan.

Purposes of the Plan

      The purposes of the Plan are to enable the Company to attract, motivate and retain highly talented employees, non-employee Directors, consultants and other service providers by enabling the Company to make awards that recognize the creation of long-term value for the Company’s Shareholders and promote the continued growth and success of the Company. To accomplish this purpose, the Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof. The Board of Directors deems the Plan to be in the best interests of the Company.

Pricing of Stock Options Granted Under the Plan

      In operation, the Plan provides that the option exercise price of any stock option granted under the Plan shall not be less than 100% of the reported closing price of the Company’s Common Stock on the NYSE on the date of grant. The Plan does not permit the repricing of stock options.

Available Shares

      The aggregate number of shares of Common Stock which may be issued under the Plan (or with respect to which awards may be granted) is 5,000,000 shares. Shares issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. Generally, any shares of Common Stock subject to a stock option or stock appreciation right that are not issued prior to the expiration of such awards, or any restricted stock or performance shares that are forfeited, will again be available for award under the Plan. In the event that shares of Common Stock are delivered to the Company in payment of the exercise price with respect to any stock option granted under the Plan, the number of shares available for future awards under the Plan will be reduced only by the net number of shares issued.

Persons Eligible to Participate

      Eligibility for participation in the Plan is confined to employees, nonemployee Directors, consultants and other service providers of the Company and its subsidiaries, as determined by the Board of Directors or its designated Compensation Committee in its sole discretion.

Administration

      The Compensation Committee administers the Plan and has broad powers under the Plan to, among other things, administer and interpret the Plan and related award agreements, establish guidelines for the Plan’s operation, select persons to whom awards are to be made under the Plan, determine the types, sizes and combinations of awards to be granted under the Plan, and determine other terms and conditions of an award. The Compensation Committee may delegate the authority to perform specified functions under the Plan to officers of the Company. In addition, except as set forth below under “Amendment and Termination,” the Compensation Committee also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Compensation Committee may also determine whether, and to what extent and under what conditions to provide loans to eligible participants to purchase Common Stock under the Plan. In addition, the Compensation Committee has the power to modify the terms of existing awards.

Types of Awards

      The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance awards (including performance shares and performance units); (5) dividend equivalent rights; and (6) other stock-based awards. Each of these types of awards is described in greater detail in the Plan. Awards may be granted singly, in combination or in tandem, as determined by the Compensation Committee. The specific amount of awards to be received by or allocated to the officers or employees or any other participant under the Plan is in the discretion of the Compensation Committee and is therefore not determinable for future periods.

Payment for Awards

      The purchase price of any shares of Common Stock purchased pursuant to the exercise of an award granted under the Plan is payable in full on the exercise date in cash, by check, by surrender to the Company of shares of Common Stock registered in the name of the participant, by delivery to the Company of such other lawful consideration as the Compensation Committee may determine, or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the fair market value of a share of Common Stock on such date.

Amendment and Termination

      The Board of Directors may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the Plan, the rights of the plan participant with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant; and, provided further, that without the approval of the Shareholders of the Company, no amendment may be made which would constitute a “material revision” of the Plan as contemplated by the NYSE listing requirements. Also, the Internal Revenue Code of 1986, as amended (the “Code”), requires Shareholder approval of amendments including the number of shares subject to the Plan and eligible participants in the Plan.

      No award or grant may be made under the Plan on or after May 13, 2014 (the tenth anniversary of the effective date of the Plan). The Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

      The Company’s management notes that the Plan is similar to previous plans utilized successfully by the Company to attract and retain key employees. Management utilizes stock options on a selective basis as an incentive and to recognize continuing performance in its employees. The maximum term of a stock option granted under the Plan is ten years, although most stock options are granted with a six-year term.

      The Board of Directors recommends that Shareholders vote “FOR” the proposal to approve the adoption of the 2004 Flexible Incentive Plan. Your Proxy will be so voted unless you specify otherwise.

PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total returns for an investment of $100 made on December 31, 1998 in the Common Stock of the Company, the Standard & Poor’s 400 Midcap Index and the Standard & Poor’s 1500 Super Composite Index. The graph assumes that all dividends were reinvested.

COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

Total Return to Shareholders

(Includes reinvestment of dividends)

	Years Ending

Company/Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

HCC Insurance Holdings Inc.	100	76.23	157.53	162.63	146.66	191.43
S&P 1500 Super Composite	100	120.26	111.87	99.97	78.67	101.94
S&P Midcap 400 Index	100	114.72	134.81	133.99	114.54	155.34

OTHER BUSINESS

      The Board of Directors has no knowledge of any other matter to be submitted at the Meeting. If any other matter shall properly come before the Meeting, the persons named in the Proxy will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

INCORPORATION BY REFERENCE

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings including this proxy statement, in whole or in part, the Performance Graph, the report of the Compensation Committee and the report of the Audit Committee of included herein shall not be incorporated be reference to any such filings.

SHAREHOLDER PROPOSALS

      Any Shareholder proposal intended to be presented for consideration at the 2005 Annual Meeting of Shareholders and to be included in the Company’s Proxy Statement must be in proper form and received by the Secretary of the Company at the principal executive offices of the Company by the close of business on December 15, 2004. It is suggested that a proponent submit any proposal by Certified Mail — Return Receipt Requested and all proposals should be sent to the attention of the Secretary.

      Shareholder proposals submitted outside of the procedure set forth above, including nominations for Directors, must be mailed to Christopher L. Martin, Secretary, at the address above and must be received by the Corporate Secretary on or before February 15, 2005. If the proposal is received after that date, the Company’s proxy for the 2005 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2005 Annual Meeting.

Form 10-K

      The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, including the financial statements and schedules thereto but not the exhibits. Requests for copies of such report should be directed to L. Byron Way, Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040-6094. Copies of any exhibit to the Form 10-K will be forwarded upon receipt of a written request therefore addressed to Mr. Way.

      EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON IS URGED TO EXECUTE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR SUBMIT THE PROXY BY TELEPHONE OR USING THE INTERNET. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ CHRISTOPHER L. MARTIN

CHRISTOPHER L. MARTIN,
Secretary

April 15, 2004

ATTACHMENT “A”

HCC INSURANCE HOLDINGS, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Purpose

      The Committee exists to assist Board oversight of (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”), and (iv) the performance of the Company’s internal audit function and External Auditors. The Committee shall also prepare an audit committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

2.	Qualifications of Members and Compensation

      2.1     Composition. The Committee shall consist of three or more members of the Board. The full Board shall designate members of the Committee and shall select only qualified, independent Directors to serve on the Committee. The Chairperson of the Committee shall be designated by the Board. Membership on the Committee shall be at the full Board’s discretion. The full Board will fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause. Members shall serve until their successors are appointed by the Board.

      2.2     Independence. Each member of the Committee must meet the independence requirements of the New York Stock Exchange (“NYSE”) and applicable state and federal law, including the rules and regulations of the SEC.

      2.3     Financial Literacy. Each member of the Committee shall, in the Board’s judgment, be financially literate or must become financially literate within a reasonable period of time after such member’s appointment to the Committee. At least one member of the Committee shall, in the Board’s judgment, have accounting or related financial management expertise.

      2.4     Compensation. The members of the Committee shall not receive any direct or indirect compensation from the Company, other than Director’s fees and fees for work in performing their duties as members of the Audit Committee.

3.	Authority

      3.1     Education. To help ensure that the members of the Committee have the proper knowledge to perform their responsibilities, Committee members, at the Company’s expense, may attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls and auditing matters that are relevant to the carrying out of the Committee’s responsibilities.

      3.2     Advisors. The Committee shall have the authority to retain, at the Company’s expense, such independent legal, financial and other advisors it deems necessary to fulfill its responsibilities, without obtaining the approval of the Board or any officer of the Company in advance.

      3.3     Investigations. The Committee shall have the authority to conduct such investigations as it deems necessary to fulfill its responsibilities.

      3.4     Information. The Committee shall have the authority to request any officer, Director or employee of the Company, the Company’s outside legal counsel and the External Auditor, to meet with the Committee and any of its advisors and to respond to their inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

      3.5     Funding. The Committee shall have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor for its services in rendering an audit report and (ii) any Advisors employed by the Company pursuant to Section 3.2.

      3.6     Expenses. The Company shall pay directly or reimburse the members of the Committee for all expenses reasonably incurred by the Committee or its members in carrying out its duties and responsibilities.

4.	Meetings

      4.1     Periodic Meetings. The Committee shall meet at least once per fiscal quarter in connection with its review of the Company’s financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, that are to be included in its Form 10-Q and Form 10-K filings with the SEC and the preparation of the Committee’s report to be included in the Company’s proxy statement in connection with the Company’s annual meeting of stockholders pursuant to Section 10.4 below. Special meetings may be called, from time to time, as the circumstances dictate in the judgment of the Board or the Committee.

      4.2     Executive Sessions. The Committee shall periodically meet in separate executive (private) sessions with the Company’s management, with the Company’s internal auditors and with the External Auditors.

      4.3     Minutes. Minutes of each meeting of the Committee shall be kept.

      4.4     Quorum. A quorum shall consist of at least one-third of the Committee’s membership, but no fewer than two persons. All action taken by the Committee shall be deemed approved on the vote of a majority of its members acting at a meeting at which a quorum is present.

      4.5     Action by Unanimous Written Consent. Unless otherwise restricted by the Certificate of Incorporation or the Bylaws of the Company, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if all members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee.

5.	General Oversight

      The Committee’s responsibilities shall include review of: (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls, and any special audit steps adopted in light of material control deficiencies, (ii) any analyses prepared by management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the presentation of the Company’s financial statements, (iii) the effect of regulatory and accounting industry initiatives, as well as off-balance sheet structures, on the Company’s financial statements, and (iv) the type and presentation of information to be included in earnings press releases (with particular attention on the use of “pro forma,” or “adjusted” non-GAAP, information), as well as any other financial information provided to a financial analyst or a rating agency. The Committee may discuss earnings releases, financial information and earnings guidance generally and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

6.	Pre-Approval Requirements

      6.1     Committee Pre-Approval of Expenses. All auditing services and non-audit services that are provided to the Company by the External Auditor shall be pre-approved by the Committee, except as described in Section 6.2 below. If the Committee approves an audit service within the scope of the engagement of the External Auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

      6.2     Pre-Approval Exception. Pre-approval shall not be required under Section 6.1 for non-audit services provided by the External Auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the External Auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

      6.3     Delegation of Pre-Approval Authority. The Committee may delegate to one or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section, including the pre-approval described in clause (iii) of Section 6.2. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

7.	External Auditor Oversight

      7.1     Selection and Evaluation. The Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees. The Committee shall evaluate the performance of the External Auditor and shall present its evaluation to the full Board.

      7.2     Independence. The Committee shall not approve the appointment or retention of any External Auditor if the Company’s Chief Executive Officer, controller, Chief Financial Officer, chief accounting officer, Chief of Internal Auditing (the “Internal Auditor”), or any person serving in an equivalent position to any of the foregoing for the Company, was employed by such External Auditor and participated in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged or proposed to be engaged. The Committee shall annually obtain from the External Auditor a written statement delineating (i) all relationships between the External Auditor and the Company, and (ii) all the disclosures required by Independence Standards Board Standard No. 1.

      7.3     Quality Control. The Committee shall annually obtain from the External Auditor a written report describing (i) the External Auditor’s internal quality-control procedures, and (ii) any material issues raised by (a) the External Auditor’s most recent internal quality-control review, or peer review or (b) any inquiry or investigation by governmental or accounting profession authorities within the preceding five years, respecting one or more independent audits carried out by the External Auditor, and any steps taken to deal with any such issues.

      7.4     Review of External Auditor Reports. The Committee shall periodically obtain and review with management, the Internal Auditor and the External Auditor (i) the reports required to be prepared by the External Auditor under Section 10A(k) of the Securities Exchange Act of 1934 regarding (a) all critical accounting policies and practices used in the Company’s audit, and (b) all alternative treatments of the Company’s financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor, and (ii) all other material written communications between the External Auditor, management and the Internal Auditor, such as any management letter or schedule of unadjusted differences.

      7.5     Control Assessment. The Committee shall annually obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

      7.6     Accountability. The External Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee.

      7.7     Hiring Policy. The Committee shall set clear hiring policies for employees or former employees of the Company’s External Auditors.

8.	Financial Statements and Disclosure Oversight

      8.1     SEC Filings. Prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the Committee shall review with management and the External Auditor the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

      8.2     Audit Assessment. The Committee shall review with the External Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor’s activities or on access to requested information and any significant disagreements with management.

      8.3     SAS 61. The Committee shall discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees, as updated by SAS No. 89, Audit Adjustments, and SAS 90, Audit Committee Communications and the Securities and Exchange Commission’s (“SEC”) Final Rule: Strengthening the Commission’s Requirements Regarding Auditor Independence (Regulation S-X Rule 2-07).

      8.4     Disagreements. The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.

      8.5     Criticisms. The Committee shall establish procedures for (i) the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

9.	Risk Management Oversight

      The Committee shall periodically meet with management and the External Auditor to review and discuss (a) guidelines and policies with respect to risk assessment and risk management and (b) the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. If the Company manages and assesses its risk through mechanisms other than the Committee, the mechanisms need not be replaced by the Committee, but the processes in place should be reviewed in a general manner by the Committee.

10.	Reports and Assessments

      10.1     Board Reports. The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee’s responsibilities under this Charter.

      10.2     Charter Assessment. The Committee shall annually review and reassess the adequacy of this Charter and advise the Board of its assessment and of its recommendation for any changes to the Charter.

      10.3     Committee Self-Assessment. The Committee shall annually review and make a self-assessment of its performance.

      10.4     Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.

11.	General

      11.1     Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the External Auditor’s report or to plan or conduct audits. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the Internal Auditor and the External Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.

      11.2     Charter Guidelines. While the responsibilities of the Committee set forth in Sections 4 through 10 above are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances.

ATTACHMENT “B”

HCC INSURANCE HOLDINGS, INC.

2004 FLEXIBLE INCENTIVE PLAN

1.	Purpose

      The purposes of the HCC Insurance Holdings, Inc. 2004 Flexible Incentive Plan (the “2004 Flexible Plan”) are to promote the interests of HCC Insurance Holdings, Inc. (together with any successor thereto, the “Company”) and its subsidiaries and Shareholders by enabling the Company to attract, motivate and retain employees, Directors, consultants, and other service providers by offering such employees, Directors, consultants, and service providers performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the Shareholders and promote the Company’s long-term growth and success. To achieve these purposes, Participants may receive stock options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights and any other Awards, or any combination thereof, subject to the terms of the Plan set forth below.

2.	Definitions

      As used in the 2004 Flexible Plan, the following terms shall have the meanings set forth below unless the content otherwise requires:

      2.1     “Award” shall mean the grant of a stock option, a Stock Appreciation Right, Restricted Stock, a Performance Award, a Dividend Equivalent Right or any other award under the 2004 Flexible Plan.

      2.2     “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

      2.3     “Change in Control” shall mean, after the effective date of the 2004 Flexible Plan, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the Shareholders in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (ii) the Shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a “Reorganization”), shall not constitute a Change in Control of the Company; or (iii) the Shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      2.4     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

      2.5     “Committee” shall mean the Compensation Committee of the Company, if such a separate committee is appointed by the Board, or, in the absence of such a separate committee, it shall mean the Board. If a separate committee is appointed, then to the extent required by Rule 16b-3 promulgated under the Exchange Act and any successor thereunder promulgated during the duration of the 2004 Flexible Plan, the Committee members who approve Awards which would otherwise not qualify for an exemption from

Rule 16b-3 shall consist of two or more “non-employee Directors” as defined by Rule 16b-3. To the extent that Awards are intended to satisfy, and to the extent required to satisfy, the “qualified performance-based compensation” exemption under Section 162(m) of the Code and such Treasury Regulations as may be promulgated thereunder, the Committee members who approve Awards shall consist of two or more “outside Directors” as defined by such Section of the Code and such Treasury Regulations.

      2.6     “Common Stock” shall mean the Common Stock, $1.00 par value per share, of the Company.

      2.7     “Designated Beneficiary” shall mean the beneficiary designated by an Optionee, in a manner determined by the Committee, to exercise rights of the Optionee in the event of the Optionee’s death. In the absence of an effective designation by an Optionee the Designated Beneficiary shall be the Optionee’s estate.

      2.8     “Disability” shall mean permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined in the sole and absolute discretion of the Committee.

      2.9     “Dividend Equivalent Right” shall mean the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in an Award granting Dividend Equivalent Rights if the Shares subject to such Award were held by the person to whom the Award is made.

      2.10     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

      2.11     “Fair Market Value” shall mean with respect to the Shares, as of any date, (i) the last reported sales price on any stock exchange on which the Common Stock is traded, currently the New York Stock Exchange, or, in the event that there shall be no public market for the Common Stock, the fair market value of the Common Stock as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Common Stock were publicly owned stock, but without any discount with respect to minority ownership.

      2.12     “Incentive Stock Option” shall mean any stock option awarded under the 2004 Flexible Plan which qualifies as an “incentive stock option” under Section 422 of the Code or any successor provision.

      2.13     “Non-Tandem Stock Appreciation Right” shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a stock option.

      2.14     “Non-Qualified Stock Option” shall mean any stock option awarded under the 2004 Flexible Plan that does not qualify as an Incentive Stock Option.

      2.15     “Optionee” shall mean any Participant who has been granted a stock option under the 2004 Flexible Plan and who has executed a written stock option agreement with the Company reflecting the terms of such grant.

      2.16     “Participant” shall mean an individual who is eligible to receive an Award in accordance with Section 5.

      2.17     “Performance Award” shall mean any Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares (including Restricted Stock), or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee.

      2.18     “2004 Flexible Plan” shall mean the HCC Insurance Holdings, Inc. 2004 Flexible Incentive Plan, as set forth herein and as may be amended from time to time.

      2.19     “Restricted Stock” shall mean any Award of Shares under the 2004 Flexible Plan that is subject to restrictions or risk of forfeiture.

      2.20     “Retirement” unless otherwise defined in any other agreement regarding an Award, shall mean termination of a Participant’s employment other than for cause on or after the attainment of age 65 (or such other age as is permitted for the Participant by the Committee in its sole discretion); provided the Participant does not engage in full time employment with any other entity.

      2.21     “Shareholders” shall mean the holders of Shares and/or, to the extent the context requires, other equity securities of the Company.

      2.22     “Shares” shall mean shares of the Company’s Common Stock and any shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for such Shares.

      2.23     “Stock Appreciation Right” shall mean the right of the holder thereof to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or such other value as may be specified in the agreement granting the Stock Appreciation Right).

      2.24     “Subsidiary” shall mean any subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest at the relevant time, as determined in the discretion of the Committee, provided that for all purposes hereunder relating to Incentive Stock Options, “Subsidiary” shall mean a “subsidiary corporation” of the Company at the relevant time, as defined in Section 424(f) of the Code.

      2.25     “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with an Award which is a stock option.

3.	Administration of the 2004 Flexible Plan

      3.1     Committee. The 2004 Flexible Plan shall be administered and interpreted by the Committee in its discretion.

      3.2     Awards. Subject to the provisions of the 2004 Flexible Plan and directions from the Board, the Committee is authorized to and has the complete power and discretion to:

(a) determine the persons to whom Awards are to be granted;

(b) determine the types and combinations of Awards to be granted; the number of Shares to be covered by the Award; the pricing of the Award; the time or times when the Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award, including, without limitation, provisions requiring the forfeiture of Awards and/or gains from Awards if a Participant is terminated for cause or if a Participant or former Participant violates any applicable affirmative or negative covenants regarding confidentiality, non-solicitation, or non-competition;

(c) conclusively interpret the provisions of the 2004 Flexible Plan and any agreement, instrument, or other document relating to the 2004 Flexible Plan;

(d) prescribe, amend and rescind the rules and regulations relating to the 2004 Flexible Plan or make individual decisions as questions arise, or both;

(e) determine whether, to what extent and under what circumstances to provide loans and/or bonuses from the Company to Participants in connection with the exercise of Awards, and the terms and conditions of such bonuses and/or loans, provided that loans shall not be provided to a Participant to the extent prohibited by applicable law;

(f) rely upon employees, consultants, and agents of the Company for such clerical and record keeping duties as may be necessary in connection with the administration of the 2004 Flexible Plan; and

(g) make all other determinations and take all other actions necessary or advisable for the administration of the 2004 Flexible Plan.

      3.3     Procedures. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. All questions of interpretation and application of the 2004 Flexible Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

      3.4     Delegation by the Committee. Subject to the last two sentences of Section 2.5, the Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the 2004 Flexible Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

      3.5     Foreign Participation. To ensure the viability of awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, to the extent permitted by applicable law and to the extent such authority would not adversely affect the 2004 Flexible Plan, Participants, or Awards, the Committee may approve such supplements to, or amendments, restatements or alternative versions of the 2004 Flexible Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the 2004 Flexible Plan as in effect for any other purposes; provided that, no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 4 of the Plan or change the eligibility provisions of Section 5 of the Plan; and provided further than any such supplement, amendment, restatement, or alternative version shall be approved by the Shareholders to the extent required by Section 14.1(b) or (c).

4.	Shares Subject to 2004 Flexible Plan

      4.1     Limitations. The Shares issued pursuant to the 2004 Flexible Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

(a) The maximum number of Shares that may be issued with respect to Awards under the 2004 Flexible Plan shall not exceed 5,000,000, subject to adjustment as provided in Section 13.

(b) The maximum number of Shares (or cash equivalent value) with respect to which stock options or Stock Appreciation Rights may be granted hereunder to any Participant during any calendar year may not exceed 500,000 Shares, subject to adjustment as provided in Section 13.

      4.2     Changes. To the extent that any Award under the 2004 Flexible Plan shall be forfeited, shall expire unexercised or shall be canceled, in whole or in part, then the number of Shares covered by the Award to the extent forfeited, expired or canceled may again be awarded pursuant to the provisions of the 2004 Flexible Plan without again counting against the limitation specified in Section 4.1(a). Notwithstanding the foregoing, to the extent required for Awards intended to constitute — “qualified performance-based compensation” under Code Section 162(m) to satisfy such requirements of Code Section 162(m), Shares subject to a stock option or Stock Appreciation Right that is cancelled shall not again be available under the Plan for purposes of Section 4.1(b) and such other purposes, if any, as are required to satisfy such requirements under Code Section 162(m). In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2004 Flexible Plan, the number of Shares available for future Awards under the 2004 Flexible Plan shall be reduced only by the net number of Shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued under the 2004 Flexible Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a stock option granted in tandem with a Stock Appreciation Right that is settled by a cash payment of the stock appreciation, such Shares may again be made the subject of an Award under the 2004 Flexible Plan. Awards will not reduce the number of Shares that may be issued pursuant to the 2004 Flexible Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

5.	Eligibility

      An individual shall be eligible to participate in the Plan and receive Awards hereunder if the individual is an employee of the Company or a Subsidiary or if the individual otherwise provides services to the Company or a Subsidiary as an officer, consultant or nonemployee Director or in any other capacity; provided that Incentive Stock Options may only be awarded to individuals who are employees of the Company or a Subsidiary. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the Participant; his or her importance to the Company and its Subsidiaries; the duties of such person; his or her past, present and potential contributions to the growth and success of the Company and its Subsidiaries; and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 2004 Flexible Plan.

6.	Stock Options

      6.1     Grants. The Committee may grant stock options alone or in addition to other Awards granted under the 2004 Flexible Plan to any Participant. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The Committee shall specify whether such option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms and conditions relating to such Award. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option (including the extent to which the option is an Incentive Stock Option or Non-Qualified Stock Option), consistent with the provisions of the 2004 Flexible Plan. To the extent that any stock option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such stock option or the portion thereof which does not qualify shall automatically constitute a separate Non-Qualified Stock Option without any further action and notwithstanding the original designation of the option as an Incentive Stock Option. Nothing in this Plan shall be interpreted as a representation, guarantee, or other understanding on the part of the Company that any particular option will be determined to be an Incentive Stock Option under Section 422 of the Code. At any time and from time to time, the Optionee and the Company may agree to modify an option agreement so that an Incentive Stock Option may be converted to a Non-Qualified Stock Option. The Committee may require that an Optionee meet certain conditions before the option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ or active service of the Company for a stated period or periods of time before the option, or stated portions thereof, may vest or be exercised.

      6.2     Option Price. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price of a stock option shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant of such stock option. Subject to the provisions of Section 13, the exercise price of a stock option issued in accordance with this 2004 Flexible Plan shall not be adjusted or amended following the issuance of such stock option.

      6.3     Incentive Stock Options Limitations.

(a) To the extent required by Section 422 of the Code, in no event shall any person be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any Incentive Stock Options granted under any other plans of the Company and its Subsidiaries) that may be exercised for the first time by such person in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.3(a) be the maximum limitation on options which may be considered Incentive Stock Options under the Code, and this Subsection 6.3(a) shall be construed and applied in accordance with Section 422 of the Code.

(b) Notwithstanding anything herein to the contrary, in no event shall any Participant owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option hereunder unless (1) the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option at the time that the Incentive Stock Option is granted and (2) the term of such Incentive Stock Option shall not exceed five (5) years.

      6.4     Option Term. Subject to Subsection 6.3(b) hereof, the term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that no stock option shall be exercisable later than ten (10) years from the date of its grant. Subject to the foregoing, a stock option granted to a Participant who is not an employee of the Company or any Subsidiary shall be exercisable at such time and to such extent (including after termination of such Participant’s service for the Company) as is expressly provided in the option agreement. The extent to which a stock option that is granted to a Participant who is an employee of the Company or any Subsidiary may be exercised by the Participant or the Participant’s Designated Beneficiary after the Participant’s termination of employment with the Company and all Subsidiaries (including by reason of Disability) shall be determined by the Committee and incorporated into the terms of the applicable option agreement.

      6.5     Vesting of Stock Options.

(a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule, if any, determined by the Committee in its sole discretion, which will be incorporated in the stock option agreement entered into between the Company and each Optionee and only to the extent that the Optionee remains in the continuous employ or service of the Company or a Subsidiary. The option vesting schedule will be accelerated if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

(b) In the event of the dissolution or liquidation of the Company, each stock option granted under the 2004 Flexible Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall be fully vested in and shall have the right during such period to exercise the option, even though such option would not otherwise be exercisable under the option vesting schedule. At the end of such period, any unexercised option shall terminate and be of no other effect.

(c) In the event of a Reorganization (as defined in Section 2.3 hereof):

(1) If there is no plan or agreement respecting the Reorganization, or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for other securities then the provisions of Subsection 6.5(b) shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

(2) If there is a plan or agreement respecting the Reorganization, and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for securities of another corporation, then the Board shall adjust the Shares under such outstanding and unexercised stock options (and shall adjust the Shares remaining under the 2004 Flexible Plan which are then available to be awarded under the 2004 Flexible Plan, if such plan or agreement makes no specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and such options.

(3) The Committee may provide in an option agreement and/or Stock Appreciation Rights agreement that in the event of a Change in Control of the Company, (i) all or a portion of the stock options and any associated Stock Appreciation Rights awarded under such agreement shall become fully vested and immediately exercisable and/or (ii) the vesting of all performance-based stock options shall be determined as if the performance period or cycle applicable to such stock options had ended immediately upon such Change in Control; provided, however, that if in the opinion of counsel to the Company the immediate exercisability of options when taken into consideration with all other “parachute payments” as defined in Section 280G of the Code, would result in an “excess parachute payment” as defined in such section as well as an excise tax imposed by Section 4999 of the Code, such options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable, except as and to the extent the Committee in its sole discretion, shall otherwise determine, which determination by the Committee shall be based solely upon maximizing the after-tax benefits to be received by any such Optionee. If the Committee does not provide for accelerated vesting in an option or Stock Appreciation Rights agreement pursuant to this Subsection 6.5(c)(3), such option and/or Stock Appreciation Right shall vest, if at all, solely in accordance with the terms of the agreement and the other terms of this Plan.

      6.6     Exercise of Stock Options.

(a) Stock options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a written notice to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

(1) in cash (including check, bank draft or money order);

(2) by the delivery of Shares having a Fair Market Value equal to the aggregate purchase price;

(3) by a combination of cash and Shares; or

(4) by other consideration deemed acceptable by the Committee in its sole discretion.

Without limiting the authority of the Committee under Section 3.2(e), the Company in its sole and absolute discretion and at or about the time of exercise of a stock option may pay a bonus to the Optionee or, to the extent permitted by applicable law, make a loan available to the Optionee.

(b) An Optionee shall not have any of the rights of a Shareholder with respect to the Shares covered by a stock option except to the extent that one or more certificates representing such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a Shareholder of record by the Company’s transfer agent, upon due exercise of the option.

      6.7     Date of a Stock Option Grant. The granting of a stock option shall take place only upon the execution and delivery by the Company and an Optionee of a written option agreement. Neither any action taken by the Board nor anything contained in the 2004 Flexible Plan or in any resolution adopted or to be adopted by the Board or the Shareholders shall constitute the granting of a stock option under the 2004 Flexible Plan.

7.	Stock Appreciation Rights

      7.1     Grants. The Committee may grant to any Participant either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the discretion of the Committee. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the Company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related option, or (b) in the case of a Non-Tandem Stock Appreciation Right the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the

Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

      7.2     Exercisability. A Tandem Stock Appreciation Right may be granted at the time of the grant of the related stock option or, if the related stock option is a Non-Qualified Stock Option, at any time thereafter during the term of the stock option. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) expires upon the termination of the related Incentive Stock Option, (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. The Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related stock option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and canceled from the related option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise under the related option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

      7.3     Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as stock options pursuant to Sections 6.4 and 6.5 of the 2004 Flexible Plan.

      7.4     Limited Stock Appreciation Rights. The Committee is also authorized to grant “Limited Stock Appreciation Rights,” either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights would become exercisable only upon the occurrence of a Change in Control or such other event as the Committee may designate at the time of grant or thereafter.

8.	Restricted Stock

      8.1     Grants. The Committee may grant Awards of Restricted Stock for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee, in its sole discretion, may specify any particular rights which the person to whom an Award of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment or service). Further, the Committee may award performance-based Restricted Stock by conditioning the grant or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock, upon the attainment of specified performance goals or such other factors as the Committee may determine. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Stock. Unless otherwise set forth in the 2004 Flexible Plan, Restricted Stock may not be disposed of by the recipient until the restrictions specified in the Award expire.

      8.2     Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

9.	Performance Awards

      9.1     Grants. A Performance Award may consist of either or both, as the Committee may determine, (i) “Performance Shares” or the right to receive Shares, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (ii) “Performance Units,” or the right to receive a fixed dollar amount payable in cash, Shares, Restricted Stock or any combination thereof, as the Committee may determine. The Committee may grant Performance Awards to any Participant for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

      9.2     Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company’s business and for remaining in the employ or active service of the Company for a specified period of time, or the Company’s performance or the performance of its Shares measured against the performance of the market, the Company’s industry segment or its direct competitors. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee’s discretion. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

10.	Dividend Equivalent Rights

      The Committee may grant a Dividend Equivalent Right either as a component of another Award or as a separate Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company’s Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Fair Market Value of the Shares at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

11.	Other Awards

      The Committee may grant to any Participant other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes and restrictions of the 2004 Flexible Plan. The terms and conditions of such other form of Award shall be specified by the grant including, but not limited to, the price, if any, and the vesting schedule, if any. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified by the grant.

12.	Compliance with Securities and Other Laws

      In no event shall the Company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable Federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange on which the Shares are listed or traded. As a condition to any sale or issuance of Shares, the Company may place legends on Shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable Federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

13.	Adjustments upon Changes in Capitalization or Reorganization

      The value of an Award in Shares and the number of Shares available for issuance hereunder shall be adjusted from time to time as follows:

(a) Subject to any required action by Shareholders, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares affected without receipt of consideration by the Company.

(b) Subject to any required action by Shareholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation (or if the Company is not the surviving corporation in such a transaction, but the transaction does not constitute a Change in Control), each outstanding Award shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares relating to an Award hereunder shall not be inconsistent with the terms of any such plan or agreement.

(c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the 2004 Flexible Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as hereinbefore expressly provided in the 2004 Flexible Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award. The grant of an Award pursuant to the 2004 Flexible Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, Reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.	Amendment or Termination of the 2004 Flexible Plan

      14.1     Amendment of the 2004 Flexible Plan. Notwithstanding anything contained in the 2004 Flexible Plan to the contrary, all provisions of the 2004 Flexible Plan may at any time or from time to time be modified or amended by the Board; provided, however, that

(a) no Award at any time outstanding under the 2004 Flexible Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder;

(b) to the extent required by Section 422 of the Code, as it may be amended from time to time, any amendment which (i) increases the maximum number of Shares subject to the 2004 Flexible Plan (other than an increase merely reflecting a change in the number of outstanding Shares, such as a stock dividend or stock split), (ii) modifies the individuals or classes of individuals eligible to receive Awards, (iii) changes the corporation with respect to which “Shares” are defined, or (iv) modifies the definition of “Company” to refer to another entity (other than a successor to HCC Insurance Holdings, Inc.) must be approved by the Shareholders within the twenty-four (24)-month period beginning twelve (12) months before the date the amendment is adopted; and

(c) to the extent the Company is subject to the listing requirements of the New York Stock Exchange, as they may be amended from time to time, any amendment which constitutes a material revision of the Plan must be approved by the Shareholders in accordance with and to the extent required by such listing requirements.

      14.2     Termination of the 2004 Flexible Plan; Maximum Plan Term. The Board may suspend or terminate the 2004 Flexible Plan at any time, and such suspension or termination may be retroactive or prospective. No Award may be granted on or after the tenth anniversary of the initial effective date specified in Section 16.7. However, if the Plan is amended or restated and the Plan as so amended or restated is approved by the Shareholders, the Plan shall be deemed to be a new Plan and the date on which the amendment or restatement is adopted by the Board (or the date of approval by the Shareholders, if earlier) shall be substituted for the initial effective date in the immediately preceding sentence. Termination of the 2004 Flexible Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

15.	Amendments and Adjustments to Awards

      The Committee may amend, modify or terminate any outstanding Award with the Participant’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the 2004 Flexible Plan, including, without limitation to change the date or dates as of which (a) an option becomes exercisable or (b) a performance-based Award is deemed earned. The Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under the 2004 Flexible Plan. Notwithstanding Section 14.1(a) or any provision of the 2004 Flexible Plan or any agreement regarding an Award to the contrary, the Committee may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award in an amount equal to the value of such canceled Award. The determinations of value under this Section 15 shall be made by the Committee in its sole discretion.

16.	General Provisions

      16.1     No Limit on Other Compensation Arrangements. Nothing contained in the 2004 Flexible Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      16.2     No Right to Employment. Nothing in the 2004 Flexible Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any recipient of an Award any right to remain in the employ or service of the Company or any Subsidiary. Further, the Company and its Subsidiaries may at any time dismiss a Participant from employment or service, free from any liability or any claim under the 2004 Flexible Plan, unless otherwise expressly provided in the 2004 Flexible Plan or in any Award agreement. No Participant, employee, Optionee or other person shall have any claim to be granted any Award, and there is no obligation for uniformity or treatment of employees, Participants or holders or beneficiaries of Awards.

      16.3     Governing Law. Except to the extent that Federal law is controlling, the validity, construction and effect of the 2004 Flexible Plan and any rules and regulations relating to the 2004 Flexible Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof.

      16.4     Severability. If any provision of the 2004 Flexible Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the 2004 Flexible Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of the 2004 Flexible Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the 2004 Flexible Plan and any such Award shall remain in full force and effect.

      16.5     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the 2004 Flexible Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      16.6     Headings. Headings are given to the Sections and Subsections of the 2004 Flexible Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the 2004 Flexible Plan or any provision thereof.

      16.7     Effective Date and Shareholder Approval. The 2004 Flexible Plan, as amended, shall be effective as of May 13, 2004, after its approval by the Board effective as of such date and its approval by the Shareholders at the Annual Meeting of Shareholders to be held on such date. For purpose of this Plan, including this Section and Sections 14.1 and 14.2, Shareholder approval shall be considered obtained if such approval complies with (a) all applicable provisions of the articles of incorporation and bylaws of the Company and applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options (and if applicable state law does not prescribe such method and degree of stockholder approval, such approval must otherwise be obtained in accordance with Code Section 422) and (b) any applicable listing requirements of the New York Stock Exchange to the extent the Company is subject to such requirements.

      16.8     Non-Transferability of Awards. Awards shall be nontransferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the holder, only by the holder (or the holder’s duly appointed guardian or personal representative); provided, however, that Awards other than Incentive Stock Options may be transferred (i) by the holder to a family member, trust, charity, or similar organization for estate planning purposes and (ii) with the approval of the Committee, as directed under a qualified domestic relations order.

      16.9     Withholding. The Company shall have the right to withhold or require separate payment of all Federal, state, local or other taxes or payments required by law to be withheld or paid with respect to any Award or payment made under the Plan. Such amounts shall be withheld or paid prior to the delivery of any certificate representing Shares or any other Award subject to such withholding. Such a payment may be made by the delivery of cash (or other consideration acceptable to the Company) to the Company in an amount that equals or exceeds the required withholding obligation of the Company. In the event of a transfer of an Award, the Participant who assigns the Award shall remain subject to withholding taxes or similar obligations upon exercise of the Award by the transferee to the extent required by the Code or other applicable laws. All determinations of withholding liability under this Section shall be made by the Company in its sole discretion and shall be binding upon the Participant.

      16.10     Unfunded Plan. Unless otherwise determined by the Committee, the 2004 Flexible Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The 2004 Flexible Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the 2004 Flexible Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

      16.11     Writing Requirement. A requirement hereunder that an agreement, notice, or other instrument be written will be considered satisfied if the instrument is provided in electronic form that is approved by the Committee and that may be retained and reproduced in paper form.

17.	Code Section 162(m) Limitations

      17.1     Applicability. In the event of any inconsistencies between this Section 17 and the other 2004 Flexible Plan provisions, the provisions of this Section 17 shall control.

      17.2     Establishment of Performance Goals. Awards, other than stock options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year or such other award period as may be established by the Committee (“Award Period”) and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee shall establish, in writing, the performance goals applicable to each such Award. At the time the performance goals are established by the Committee, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Participant. The material terms of the performance goals for Participants and the compensation payable thereunder shall be submitted to the Shareholders for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Participant. If Shareholder approval is required and the Shareholders do not approve such performance goals, no amount shall be paid to such Participant for such applicable Award Period under the 2004 Flexible Plan. The disclosure of the “material terms” of a performance goal and the compensation payable thereunder shall be determined under the guidelines set forth under Section 162(m) of the Code, and the Treasury Regulations thereunder.

      17.3     Components of Awards. Each Award to a Participant, other than stock options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Section 17.8 herein, performance measures which may serve as determinants of Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; economic value added; operating profits; stock price; market share; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Participant as determined by the Committee. The Awards may not vary from the pre-established amount based on the level of achievement.

      17.4     No Mid-Year Change in Awards. Except as provided in Sections 17.8 and 17.9 herein, each Award, other than stock options and Stock Appreciation Rights, shall be based exclusively on the performance measures established by the Committee pursuant to Sections 17.2 and 17.3.

      17.5     No Partial Award Period Participation. A Participant who becomes eligible to participate in the 2004 Flexible Plan after performance goals have been established in an Award Period pursuant to Sections 17.2 and 17.3 may not participation in the 2004 Flexible Plan prior to the next succeeding Award Period, except with respect to Awards which are stock options or Stock Appreciation Rights.

      17.6     Performance Goals. Except as provided in Section 17.8 herein, performance goals shall not be changed following their establishment, and Participants shall not receive any payout, except with respect to Awards which are stock options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

      17.7     Individual Performance and Discretionary Adjustments. Except as provided in Section 17.8 herein, subjective evaluations of individual performance of the Participants shall not be reflected in their Awards, other than Awards which are stock options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the pre-established performance goals.

      17.8     Amendments. No amendment of the 2004 Flexible Plan with respect to any Participant may be made which would (i) increase the maximum amount that can be paid to any one Optionee under the 2004 Flexible Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in the 2004 Flexible Plan, unless the Shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) of the Code of such payment in the fiscal year it is paid. The Committee shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Participants to satisfy the requirements of Section 162(m) and the Treasury Regulations promulgated thereunder.

      17.9     Stock Options and Stock Appreciation Rights; Maximum Amount of Compensation. Notwithstanding any provision of this 2004 Flexible Plan (including the provisions of this Section 17) to the contrary, the amount of compensation which a Participant may receive with respect to stock options and Stock Appreciation Rights which are granted hereunder shall be based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no stock option may be granted hereunder to a Participant with an exercise price less than the Fair Market Value of Shares on the date of grant. The maximum amount of compensation payable as an Award (other than an Award which is a stock option or Stock Appreciation Right) to any Participant during any calendar year may not exceed $1,000,000. Section 4.1(b) sets forth the maximum number of Shares (or cash equivalent value) with respect to which stock options or Stock Appreciation Rights may be granted to any Participant during any calendar year.

You may submit your proxy by mail, by telephone or through the Internet.
Please use only one of the three response methods.

BY MAIL		BY TELEPHONE		THROUGH THE INTERNET

Mark, sign and date your		(Available only until 3:00 pm EDST		(Available only until 3:00 pm EDST on
proxy card and return it in the		on May 12, 2004)		May 12, 2004)
enclosed envelope to:		Call toll free 1-866-233-5369 on		Access the website at
Wachovia Bank, N.A. Attn:		any touch-tone telephone to		https://www.proxyvotenow.com/hcc
Proxy Tabulation NC-1153	Or	authorize the voting of your	Or	to authorize the voting of your shares.
P.O. Box 217950 Charlotte,		shares. You may call 24 hours a		You may access the site 24 hours a
NC 28254-3555		day, 7 days a week. You will be		day, 7 days a week. You will be
		prompted to follow simple		prompted to follow simple instructions.
instructions.

If you vote by telephone or internet, please DO NOT mail back this proxy card.

Ñ FOLD AND DETACH HERE AND READ REVERSE SIDE Ñ

HCC INSURANCE HOLDINGS, INC.
Annual Meeting of Shareholders — To Be Held May 13, 2004
THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby constitutes and appoints Stephen L. Way and Christopher L. Martin, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of stock of the Common Stock of HCC Insurance Holdings, Inc., (the “Company”) held of record by the undersigned on April 5, 2004 at the Annual Meeting of Shareholders of the Company to be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056 on May 13, 2004, at 8:30 a.m., Central time, and at any and all postponements or adjournments thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement for such meeting, and the Annual Report of HCC Insurance Holdings, Inc. for the fiscal year ended December 31, 2003.

When properly executed, this proxy will be voted as designated below by the undersigned. If no choice is specified, the proxy will be voted “FOR” the election of all nominees for Director listed below, “FOR” the approval of the adoption of the 2004 Flexible Incentive Plan, and, according to the discretion of the proxy holders, on any other matters that may properly come before the Meeting or any and all postponements or adjournments thereof.

Ñ FOLD AND DETACH HERE AND READ REVERSE SIDE Ñ

1.	Election of Directors

To elect the following Directors to serve for one-year terms of office ending at the Annual Meeting of Shareholders in the year 2005, or until their successors are duly elected and qualified.

FOR all nominees listed	WITHHOLD AUTHORITY
below (except as marked	TO VOTE for all nominees
to the contrary below).	listed below.

☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name on the list below.)
(01) Frank J. Bramanti	(03) James R. Crane	(05) Edward H. Ellis, Jr.	(07) Allan W. Fulkerson	(09) Michael A. F. Roberts
(02) Patrick B. Collins	(04) J. Robert Dickerson	(06) James C. Flagg	(08) Walter J. Lack	(10) Stephen L. Way

	FOR	AGAINST	ABSTAIN
2. Approval of the adoption of the 2004 Flexible Incentive Plan.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting or any postponement or adjournment thereof.

SIGNATURE OF SHAREHOLDER	Date	SIGNATURE OF SHAREHOLDER (if jointly held)	Date

Note: Please sign exactly as your name appears on this card. On joint accounts each joint holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.